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                                                                 EXHIBIT 10.15

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Assignment and Assumption Agreement") is executed and delivered as of this 31st day of December, 1998, by and among CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("CCA"), CONCEPT INCORPORATED, a Delaware corporation ("Concept"), CORRECTIONS PARTNERS, INC., a Delaware corporation ("CPI") and JUVENILE AND JAIL FACILITY MANAGEMENT SERVICES, LLC, a Delaware limited liability company ("JJFMS, LLC"). This Assignment and Assumption Agreement is being delivered pursuant to that certain Contribution Agreement dated as of the 31st day of December, 1998 (the "Contribution Agreement"), among CCA, Concept, CPI and JJFMS, LLC. Capitalized terms used herein without definition are used herein as defined in the Contribution Agreement.

     1. Assignment of Assets. CCA, Concept and CPI hereby assign to JJFMS, LLC, any and all of their right, title and interest in and to the management contracts relating to the government-owned jails and juvenile detention facilities listed on Schedule A attached hereto, and all accounts receivable relating to such facilities.

     2. Assumption of Liabilities. JJFMS, LLC hereby assumes and undertakes to pay, perform and otherwise discharge, all of the liabilities described in Schedule B (the "Assumed Liabilities") attached hereto.

     3. Further Assurances. Each party hereto shall execute, acknowledge and deliver to the other party all documents, and shall take all actions, reasonably requested by such other party from time to time to confirm or effect the matters set forth herein, or to otherwise carry out the purpose of the Contribution Agreement and this Assignment and Assumption Agreement.

     4. Contribution Agreement. This Assignment and Assumption Agreement is entered into pursuant to and is subject to all of the terms of the Contribution Agreement, and nothing herein shall be deemed to modify any of the representations, warranties, covenants and obligations of the parties thereunder.

     5. Interpretation. In the event of any conflict or inconsistency between the terms, provisions and conditions of this Assignment and Assumption Agreement and the Contribution Agreement, the terms, provisions and conditions of the Contribution Agreement shall govern.

     6. Counterparts. This Assignment and Assumption Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute a single agreement.

     7. Governing Law. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee.




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     IN WITNESS WHEREOF, the parties hereto have executed this Assignment and
Assumption Agreement as of the day and year first above written.


                                       CORRECTIONS CORPORATION OF AMERICA


                                       By:  /s/ Doctor R. Crants
                                          --------------------------------------
                                       Its: Chief Executive Officer
                                           -------------------------------------


                                       CONCEPT INCORPORATED


                                       By:  /s/ Darrell K. Massengale
                                          --------------------------------------
                                       Its: President
                                           -------------------------------------


                                       CORRECTIONS PARTNERS, INC.


                                       By: /s/ Darrell K. Massengale
                                          --------------------------------------
                                       Its: President
                                           -------------------------------------


                                       JUVENILE AND JAIL FACILITY
                                       MANAGEMENT SERVICES, LLC


                                       By: /s/ Darrell K. Massengale
                                          --------------------------------------
                                       Its: Chief Manager
                                           -------------------------------------



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                                   SCHEDULE A

                        FACILITIES COVERED BY ASSIGNMENT

CCA
---

FACILITY                                             LOCATION                             BED CAPACITY(1)
--------                                             --------                             ---------------
Bay County Jail...............................       Panama City, Florida                        276
Bay County Jail Annex.........................       Panama City, Florida                        401
Brownfield Intermediate Sanction Facility.....       Brownfield, Texas                           200
Citrus County Detention Facility..............       Lecanto, Florida                            300
David L. Moss Criminal Justice Center.........       Tulsa, Oklahoma                           1,440
Elizabeth Detention Center....................       Elizabeth, New Jersey                       300
Hernando County Jail..........................       Brooksville, Florida                        302
Lake City Correctional Center.................       Lake City, Florida                          350
Liberty County Jail...........................       Liberty, Texas                              382
Marion County Jail II.........................       Indianapolis, Indiana                       670
Metro-Davidson County Detention Facility......       Nashville, Tennessee                      1,092
Ponce Youthful Offender Correctional
  Facility....................................       Ponce, Puerto Rico                          500
Silverdale Facilities.........................       Chattanooga, Tennessee                      503
Tall Trees....................................       Memphis, Tennessee                           63
Venus Pre-Release Center......................       Venus, Texas                              1,000

CONCEPT
-------

FACILITY                                             LOCATION                             BED CAPACITY(1)
--------                                             --------                             ---------------
Bartlett State Jail...........................       Bartlett, Texas                             962

CPI

FACILITY                                             LOCATION                             BED CAPACITY(1)
--------                                             --------                             ---------------
Davidson County Juvenile Detention Center.....       Nashville, Tennessee                        100
Okeechobee Juvenile Offender Correction
  Center......................................       Okeechobee, Florida                          96
Southwest Indiana Youth Village...............       Vincennes, Indiana                          132

---------------

(1) Listed bed capacity does not include 128 beds currently under expansion at the Silverdale Facilities.



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                                   SCHEDULE B

                               ASSUMED LIABILITIES

         The liability to be assumed by JJFMS, LLC consists of $5,000,000 of indebtedness outstanding under the $125,000,000 REVOLVING CREDIT FACILITY Pursuant to Credit Agreement among CORRECTIONS CORPORATION OF AMERICA, the Lenders Party thereto and FIRST UNION NATIONAL BANK OF TENNESSEE, as Agent, dated September 6, 1996.

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